UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2010

SMITH INTERNATIONAL, INC.

Delaware	1-8514	95-3822631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Rankin Road, Houston, Texas 77073
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On April 5, 2010, Smith International, Inc. issued a press release announcing that it has received a request for additional information, often referred to as a “second request,” from the Antitrust Division of the United States Department of Justice in connection with its proposed merger with Schlumberger Limited.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

            Exhibit No.                 Document Designation

            99.1                             Press Release dated April 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2010

SMITH INTERNATIONAL, INC.

By: /s/ Richard E. Chandler, Jr.______

Name:   Richard E. Chandler, Jr.

Title:     Senior Vice President, General

             Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number                       Description

            99.1                             Press Release dated April 5, 2010.